As Filed With The Securities And Exchange Commission on July 24, 1997.

                                  File Nos. 33-25678 and 811-5702

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           (X)

Pre-Effective Amendment No.___                                    ( )

Post-Effective Amendment No. 8                                    (X)

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   (X)

Amendment No. 12                                                  (X)

                 AMERICAN GAS INDEX FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

        4922 Fairmont Avenue, Bethesda, Maryland  20814
      (Address of Principal Executive Offices) (Zip Code)

                         (301) 657-1500
      (Registrant's Telephone Number, Including Area Code)

                       Timothy N. Coakley
                      4922 Fairmont Avenue
                   Bethesda, Maryland  20814
       (Name and Address of Agent for Service of Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

   ___ immediately upon filing pursuant to paragraph (b) of rule 485.
    X on August 1, 1997 pursuant to paragraph (b) (1) (v) of rule 485. ___ 60 days after filing pursuant to paragraph (a) (1) of rule 485.
   ___ on (date) pursuant to paragraph (a) (1) of rule 485.
   ___ 75 days after filing pursuant to paragraph (a) (2) of rule 485.
   ___ on (date) pursuant to paragraph (a) (2) of rule 485.

If appropriate, check the following box:

   ___ This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended March 31, 1997 was filed on May 28, 1997.

                  AMERICAN GAS INDEX FUND, INC.

               REGISTRATION STATEMENT ON FORM N-1A

                      Cross Reference Sheet
                     Required By Rule 495(a)
                Under The Securities Act of 1933


 N-1A                                            Location in
Item No.                                    Registration Statement


           Part A. Information Required in Prospectus

 1.   Cover Page                             Outside Front Cover Page of
                                             Prospectus

 2.   Synopsis                               Fee Table

 3.   Condensed Financial Information        Financial Highlights;
                                             Performance Data

 4.   General Description of Registrant      Organization and Description of
                                             Common Stock; Investment Policies

 5.   Management of the Fund                 Management of the Fund

 5A.  Management's Discussion of Fund        Management's Discussion of Fund
      Performance                            Performance

 6.   Capital Stock and Other                Organization and Description of
      Securities                             Common Stock; Taxes; Dividends
                                             and Distributions;

 7.   Purchase of Securities Being           How to Invest in the Fund;
      Offered                                Exchanges; Net Asset Value

 8.   Redemption or Repurchase               How to Redeem an Investment
                                             (Withdrawals); Exchanges

 9.   Legal Proceedings                      Not Applicable


    Part  B: Information Required In Statement of Additional Information

10.   Cover Page                             Outside Front Cover Page of
                                             Statement of Additional
                                             Information

11.   Table of Contents                      Table of Contents

12.   General Information and History        Not Applicable

13.   Investment Objectives and              Investment Policies; Investment
      Policies                               Restrictions

14.   Management of the Registrant           Management of the Fund

15.   Control Persons and Principal          Principal Holders of Securities
      Holders of Securities

16.   Investment Advisory and Other          Investment Advisory and Other
      Services                               Services

17.   Brokerage Allocation                   Investment Objectives and Policies

18.   Capital Stock and Other                Not Applicable
      Securities

19.   Purchase, Redemption and               Redemptions; Tax-Deferred
      Pricing of Securities Being            Retirement Plans and Net Asset
      Offered                                Value

20.   Tax Status                             Taxes

21.   Underwriters                           Not Applicable

22.   Calculations of Performance Data       Calculation of Performance Data

23.   Financial Statements                   Following Part B

                      Part  C:  Other Information

24.   Financial Statements and Exhibits      Financial Statements and Exhibits

25.   Persons Controlled by or Under         Persons Controlled by or Under
      Common Control                         Common Control

26.   Number of Holders of Securities        Numbers of Holders of Securities

27.   Indemnification                        Indemnification

28.   Business and Other Connections         Business and Other Connections of
      of Investment Adviser                  Investment Adviser

29.   Principal Underwriters                 Principal Underwriters

30.   Location of Accounts and Records       Location of Accounts and Records

31.   Management Services                    Management Services

32.   Undertakings                           Undertakings

33.   Signatures                             Signatures

                             PART A

                  AMERICAN GAS INDEX FUND, INC.
                      4922 Fairmont Avenue
                    Bethesda, Maryland 20814
                         (800) 343-3355
                         (301) 657-1500


               INVESTMENT OBJECTIVES AND POLICIES


The American Gas Index Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund is designed as a common stock index fund. The Fund's investment objective is to provide investment results that correlate to those of an index comprising the common stocks of natural gas distribution and transmission company members of the American Gas Association ("A.G.A."). The Fund is a no-load fund and does not impose any fees when you buy or sell shares, nor does the Fund pay any amounts to promote or distribute its shares (that is, it has no so-called "12b-1 fees").

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other governmental agency.


                     ADDITIONAL INFORMATION

Investors should read this prospectus and retain it for future reference. It is designed to set forth concisely the information an investor should know before investing in the Fund. A statement of Additional Information dated August 1, 1997 containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement may be obtained, without charge, by writing or telephoning the Fund at the above address or telephone number.

The date of this Prospectus is August 1, 1997.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            FEE TABLE

The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

Shareholder Transaction Expenses

   Sales Load Imposed on Purchases                    None
   Sales Load Imposed on Reinvested Dividends         None
   Deferred Sales Load                                None
   Redemption Fees                                    None
   Exchange Fees                                      None
   Monthly Account Fee (account under $500)*         $5.00

Annual Fund Operating Expenses
   (as a percentage of average net assets)

   Management Fees                                   0.40%
   Administraive Fees                                0.10%
   12b-1 Fees                                         None
   Other Expenses                                    0.35%
      Total Fund Operating Expenses                  0.85%

* A charge of $5 per month may be imposed on any account whose average daily balance for the month falls below $500.
  See "Transaction Charges."


EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period. You would pay the same expenses on the same investment assuming no redemptions.

          1  year        3 years        5 years        10 years

             $9             $28            $48           $108

The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. The five percent assumed annual return is for comparison purposes only. As noted above, the Fund charges no redemption fees. The actual annual return may be more or less depending on market conditions. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. For more complete information about the various costs and expenses, see "Management of the Fund" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information.

                          American Gas Index Fund, Inc.
                              Financial Highlights
                                     Audited
                                                               For the Year Ended March 31,
                                              1997       1996        1995         1994       1993       1992       1991      1990*
Per Share Operating Performance:
  Net Asset Value - Beginning of Year       $  13.25   $  11.13    $  11.08   $  12.17   $   9.45    $  10.20   $  11.20   $ 10.00
                                            --------   --------    --------   --------   --------    --------   --------   -------
  Income from Investment Operations:
    Net Investment Income                      0.448      0.454       0.440      0.410      0.407       0.472      0.528     0.504
    Net Realized and Unrealized Gains
      (Losses) on Securities                   1.605      2.125       0.050     (1.031)     2.853      (0.758)    (0.899)    1.273
                                            --------    -------    --------   ---------   -------    ---------   --------   ------
      Total from Investment Operations         2.053      2.579       0.490     (0.621)     3.260      (0.286)    (0.371)    1.777
                                            --------    -------    --------   ---------   -------    ---------   --------   ------
  Distributions to Shareholders
    From Net Investment Income                (0.459)    (0.455)     (0.440)    (0.406)    (0.410)     (0.464)    (0.530)   (0.500)
    From Net Realized Capital Gains                -          -           -     (0.063)    (0.130)          -     (0.099)   (0.077)
                                              -------    -------     -------    -------    -------    --------    -------   -------
      Total Distributions to Shareholders     (0.459)    (0.455)     (0.440)    (0.469)    (0.540)     (0.464)    (0.629)   (0.577)
                                              -------    -------     -------    -------    -------   ---------   --------   -------
  Net Increase (Decrease) in Net Asset Value    1.59       2.12        0.05      (1.09)      2.72       (0.75)     (1.00)     1.20
                                            --------   --------    ---------  ---------  ---------   --------   --------   -------
  Net Asset Value - End of Year             $  14.84   $  13.25    $  11.13   $  11.08   $  12.17    $   9.45   $  10.20   $ 11.20
                                            ========   ========    ========   ========   ========    ========   ========   =======
Total Investment Return                        15.60%     23.46%       4.72%     (5.37)%    35.38%      (2.89)%    (3.55)%   16.55%

Ratios to Average Net Assets:
  Expenses Less Reimbursement from Adviser      0.85%      0.85%       0.85%      0.84%      0.85%       0.85%      0.79%     0.75%
  Expenses Before Reimbursement from
    Adviser                                     0.85%      0.85%       0.85%      0.84%      0.85%       0.87%      0.91%     0.90%
  Net Investment Income                         3.06%      3.71%       4.04%      3.33%      3.82%       4.73%      5.00%     4.99%

Supplementary Data:
  Portfolio Turnover Rate                        8.2%      10.0%        8.5%      11.4%      21.5%       30.2%      29.9%     25.0%
  Net Assets at End of Year (000s omitted)  $213,058   $204,000    $188,544   $209,036   $215,557    $129,182   $130,822   $85,989
  Number of Shares Outstanding at
    End of Year (000s omitted)                14,353     15,391      16,941     18,858     17,708      13,669     12,821     7,676
  Average Commission Rate Paid              $ 0.0439A         -           -          -          -           -          -         -

* Commencement of operations May 10, 1989.

A - For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.  This amount may vary from period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

The auditors' report is incorporated by reference in the registration statement.  The auditors' report and further information about the performance of the Fund are contained in the annual report to shareholders which may be obtained without charge by calling or writing the Fund.


                      AMERICAN GAS INDEX FUND, INC.
                         Total Return Comparison

              American Gas    S&P 500     Dow Jones    Dow Jones
               Index Fund    Composite     Utility        Gas
                               Index       Average     Utilities
                                                         Index

     5/10/89     $10,000      $10,000      $10,000      $10,000
     3/31/90     $11,655      $11,450      $11,915      $11,415
     3/31/91     $11,241      $13,100      $12,874      $11,041
     3/31/92     $10,917      $14,546      $13,047      $ 8,757
     3/31/93     $14,779      $16,762      $16,273      $11,897
     3/31/94     $13,985      $17,008      $13,989      $10,718
     3/31/95     $14,645      $19,656      $14,319      $11,178
     3/31/96     $18,081      $25,964      $17,226      $14,637
     3/31/97     $20,901      $31,112      $18,689      $18,102


    Past performance is not predictive of future performance.


                   Average Annual Total Return
                           Year Ended
                         March 31, 1997


                One Year        Five Years     Since Inception

                 15.60%           13.87%            9.79%

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The total return for the Fund's fiscal year ended March 31, 1997 was 15.60% consisting of a price return of 12.00% and income return of 3.60%. The first three quarters were positive. After reaching an all time high net asset value of $15.68 on January 17, 1997 the Fund's performance weakened in the fourth fiscal quarter. This dip in performance reflected general market conditions rather than any change in positive gas industry fundamentals. Sixty percent of the Fund's holdings increased in value during the fiscal year including 90% of the largest positions. There were no major changes in the Fund's holdings except for those necessitated by merger and acquisition activity.

The outlook for favorable publicity predicting increased natural gas consumption remains strong. Recent regulatory pronouncements on revisited clean air standards are a strong incentive for gas usage in electric power generation and industrial applications. In addition, the regulatory restructuring of electric power generation and transmission seems to indicate that as nuclear power plants are retired after their 40 year licenses expire, gas usage will get a further boost for purely economic advantages plus less political challenges. Gas supply and delivery are being enhanced by new pipeline capacity, robust exploration and production and expanded gas storage facilities. Merger and acquisition activity is continuing to strengthen the attractiveness of the Fund's portfolio. Investing in companies involved in natural gas transmission and distribution, through the American Gas Index Fund, is an ideal way to financially participate in this dynamic industry.

According to the American Gas Association, the market value of pipeline companies represented 27% of the portfolio, diversified/integrated companies comprised 31%, combination companies made up 18% and natural gas utility companies were 24%.


PERFORMANCE DATA

The Fund may from time to time include total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five and ten years (up to the life of the fund) (the ending date of the period will be stated). Total return is calculated from two factors: the amount of dividends earned by each share and by the increase or decrease in value of the Fund's share price.

Performance information for the Fund contained in reports and promotional literature may be compared to various unmanaged indices, including but not limited to, the Standard & Poor's 500 Stock Index ("S&P 500") or the Dow Jones Industrial Average. Such unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of other mutual funds as published by such organizations as Lipper Analytical Services, Inc., and CDA Investment Technologies, Inc. among others.

INVESTMENT POLICIES

The Fund is designed as a common stock index fund. The Fund's investment objective is to provide investment results that correlate to the performance of an index comprising the common stocks of natural gas distribution and transmission company members of A.G.A. The A.G.A. Stock Index (the "Index") contains approximately 102 publicly traded stocks of those A.G.A. member companies headquartered in the United States that largely make up the American natural gas distribution and transmission industry. (See Attachment for the Composition of the Index as of March 31,
1997.)   Money Management Associates, the Fund's investment
adviser (the "Adviser"), believes that the Index is the most representative stock index of the natural gas industry. The industry is composed of gas distribution companies, gas pipeline companies, diversified gas companies and combination gas and electric companies. The stocks included in the Fund are chosen solely on the statistical basis of their weightings in the Index. No attempt is made to manage the Fund's portfolio actively in the traditional sense, using economic, financial and market analysis; nor will the adverse financial situation of a company directly result in the elimination of its common stock from the portfolio unless the company is removed from the Index. Normally, the stocks of gas distribution and transmission companies produce relatively high dividend income and, as such, a significant proportion of the Fund's investment performance is expected to result from such dividend income. The values of such high dividend yield stocks typically move inversely to interest rates.

The A.G.A., a national trade association of natural gas companies, periodically determines each company's proportion of the Index. The A.G.A. will furnish an updated Index to the Fund monthly. The composition of the Index will change only as gas distribution or transmission companies join or resign from the A.G.A. Each stock's proportion of the Index is based on that stock's market capitalization, that is, the number of shares outstanding multiplied by the market price of the stock. Such computation is also weighted to reduce the effect of assets not connected with natural gas distribution and transmission revenue. The percentage of the Fund's assets to be invested in each company's stock contained within the Index is approximately the same as the percentage the stock represents in the Index. The Fund's securities holdings will be monitored by the Adviser so that its holdings do not deviate significantly from the composition and weightings of the Index. Transaction expenses related to brokerage commission, management fees and other fund expenses will tend to reduce the Fund's investment return below that of the Index; however, such expenses are expected to be lower than those for most actively managed investment companies.

The Fund's performance calculations will be based on a total return basis. Total return of the Fund is defined as the percentage increase or decrease in the Fund's per share price plus the amount of dividends earned per share expressed as a percentage per share. A similar total return calculation of the Index will be computed quarterly. The calculation will consist of the proportionate aggregate percentage increase or decrease of the Index stocks' prices plus the proportionate percentage dividend yield of the Index stocks. Excluding management fees and expenses, the Adviser anticipates a positive correlation between the total return of the Fund and that of the Index. To avoid deviation in the Fund's performance from the Index, the Fund will normally seek to invest most of its assets in the stocks of the Index. However, generally up to five percent of the Fund's assets may be maintained in short-term investments to provide for liquidity. These short-term investments will be in the form of U.S. Government securities, high quality bank money market instruments and repurchase agreements.


Specialized Investment Practices and Risks

Index Methodology
The Fund is managed with the goal that changes in the net asset value per share will closely correlate to changes in the stock index. Since the valuation of a stock index does not consider any transaction, custodial or brokerage expenses, the investment adviser seeks to minimize these charges so that the goal of correlating changes in the net asset value of the Fund to changes in the Index will be met. The Adviser will use the proportional weighting of each stock in the Index as a target for the composition of the Fund itself. Since these weightings change in very small amounts during the trading day, continual small adjustments would be needed to track the Index exactly. Furthermore, purchases and sales of every stock within the Index would be necessary as contributions and redemptions to the Fund are made. To minimize brokerage and transaction expenses, the Adviser will make adjustments to the Fund as follows:

  Comparison of the actual composition of the Fund to the theoretical target will be made daily. Adjustments to the holdings of any single stock will be made at least weekly whenever the actual proportion of that stock in the Fund varies by more than .5% of the weighting of that stock in the Index. The percentage of each stock holding is based on the total Fund value less the necessary cash reserves (not to exceed 5%) for redemptions and expenses. For example, if Stock A represented 3% of the total weighting in the Index at the close of business, adjustments to the holdings of Stock A will be made if the value of Stock A is greater than 3.5% or less than 2.5% of the assets invested in stocks. Adjustments may be made at other times even though these tolerances are not exceeded if the adjustment can be made without incurring unreasonable transaction expenses.

While the use of this methodology should cause changes in the net asset value of the Fund to approximate changes in the Index, the Fund may nevertheless outperform or underperform the Index. Although there is no predetermined acceptable range of deviation between the performance of the Index and that of the Fund, so long as the Adviser follows the investment policies described, it would be reasonable to expect that the Fund's performance will not deviate more than 500 basis points (5%) per year from the performance of the Index. The performance deviation in question may occur as a result of various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses.

Industry Concentration
The Adviser does not select stocks for investment based on a judgment of their individual future returns, but rather invests proportionately in all of the issues included in the Index. By employing a statistical approach which concentrates all investment in a single industry, the Fund is subject to those risks associated with the natural gas distribution and transmission industry. Among the primary risks is the competitive risk associated with prices of alternative fuels. For example, major gas customers such as industrial users often have the ability to switch between the use of coal, oil or gas. During periods when competing fuels are less expensive, revenues to gas utility companies may decline with a corresponding impact on earnings. The gas industry also is sensitive to increased interest rates because of the capital intensive nature of the industry. Typically, a significant portion of the financing of the gas industry's assets is obtained through debt. As interest rates increase, such debt scheduled to be refinanced would be acquired at higher rates thereby adversely affecting earnings.

Repurchase Agreements
In order to effectively utilize cash reserves kept for liquidity, the Fund may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Under a repurchase agreement, the Fund purchases a security and simultaneously agrees to sell it back to the seller on an agreed upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon market interest rate. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government securities. The Fund's Adviser will monitor the credit worthiness of the firms involved in repurchase agreements. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities held under repurchase agreements. However, liquidation could involve costs or delays and, to the extent proceeds from their sales were less than the agreed upon repurchase price, the Fund could suffer a loss. As stated above, up to five percent of the Fund's assets may be maintained in short-term investments such as repurchase agreements.

General Matters
Brokerage commissions are normally paid on common stock transactions. Such brokerage commissions as well as other Fund expenses will reduce the overall performance of the Fund relative to the Index. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers. It is the policy of the Fund to obtain the best price and execution for all of its security transactions.

The Fund may not borrow money except as a temporary measure to facilitate redemptions. Such a borrowing may not exceed 30% of the Fund's total assets, taken at current net asset value before any borrowing, and securities may not be purchased while such borrowing is outstanding.

HOW TO INVEST IN THE FUND

The minimum initial investment is $2,500. Retirement accounts may be opened with a $500 minimum investment. The shares of the Fund are offered at the daily public offering price which is the net asset value per share (See "Net Asset Value") next computed after receipt of your order. There is no minimum amount for subsequent investments. All accounts will be held in book-entry form. NO CERTIFICATES FOR SHARES WILL BE ISSUED. The Fund reserves the right to reject any purchase order. Foreign checks will not be accepted.

Investment in the Fund can be made directly with the Fund or through third parties such as broker-dealers, banks or other financial institutions that purchase securities for their customers. Such third parties may charge their customers a fee in connection with services offered to customers. When shares are purchased through third parties, the third party, rather than the customer, may be the shareholder of record of the shares. Investors who do not wish to receive the services of a third party may invest directly with the Fund without charge. Certain third party organizations may receive compensation from the Fund, the Fund's transfer agent, or the Fund's Adviser for the shareholder accounting services they provide.

By Mail: Complete an application and make your check payable to "American Gas Index Fund, Inc." Mail the check along with the application to:

  American Gas Index Fund, Inc.
  4922 Fairmont Avenue
  Bethesda, MD  20814

By Bank Wire:  Request a wire transfer to:

  Rushmore Trust and Savings, FSB
  Bethesda, Maryland
  Routing Number 0550-71084
  For Account of:
     American Gas  Index Fund, Inc.
  Account Number  029-385-770


AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST CALL THE FUND AT 800-622-1386 OR 301-657-1510 AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IT IS IMPORTANT THAT YOU TELEPHONE BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE (CURRENTLY, 4:00 P.M. EASTERN TIME) FOR A PURCHASE ORDER TO BE EFFECTIVE IN THE FUND. IF THE PURCHASE IS CANCELED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.


HOW TO REDEEM AN INVESTMENT (WITHDRAWALS)

On any day the Fund is open for business, an investor may withdraw all or any portion of his investment by redeeming shares at the next determined net asset value per share after receipt of the order by writing the Fund or telephoning 800-622-1386 or 301-
657-1510 between 8:30 A.M. and 4:00 P.M. Eastern time.

Telephone redemptions will only be sent to the address of record or to bank accounts specified in the account application. When acting on instructions believed to be genuine, the Fund will not be liable for any loss resulting from a fraudulent telephone redemption request and the investor would bear the risk of any such loss. The Fund will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine; and if the Fund does not employ such procedures, then the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The Fund follows specific procedures for transactions initiated by telephone, including among others, requiring some form of personal identification prior to acting on instruction received by telephone, providing written confirmation not later than five business days after the transaction, and/or tape recording of telephone transactions.

The proceeds of redemptions will be sent directly to the investor's address of record. If the investor requests payment of redemptions to a third party or to a location other than his address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible institution. Eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants. There are no fees charged for redemptions.

The Fund will redeem its shares at a redemption price equal to their net asset value as next computed following the receipt of a request for redemption. Payment at the redemption price will be made within seven days after the Fund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed for up to ten business days or until the check clears, whichever occurs first. This delay is necessary to assure the Fund that investments made by checks are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.

The right of redemption may also be suspended, or the date of payment postponed, (a) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings); or (b) when trading on the Exchange is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors. Investors should also be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail. Because of the administrative expense of handling small accounts, the Fund reserves the right to involuntarily redeem an investor's account which falls below $500 in value due to redemptions or exchanges after providing 60 days written notice.

The Fund is not meant to afford market timers a way to speculate on short-term movements in the market. Accordingly, to reduce the negative impact of excessive trading on the Fund's performance and to minimize transaction costs, the Fund restricts excessive trading.

Trading by shareholders (and those managing multiple accounts) will not be deemed excessive if limited to five redemptions per year. Shareholders or account managers who exceed these limitations may be prohibited from making additional investments. These policies do not prohibit you from redeeming shares of the Fund.

EXCHANGES

The Fund's shares may be exchanged, without cost, for shares of Fund for Government Investors, Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc. or the Cappiello-Rushmore Trust, upon receipt by the Fund of the order at the respective net asset values next computed of the shares involved. Exchanges between the American Gas Index Fund, Inc. and the above funds may be made by telephone or letter. (See also "How to Invest in the Fund"
and "How to Redeem an Investment.")   Written requests should be
sent to American Gas Index Fund, Inc. 4922 Fairmont Avenue, Bethesda, MD 20814 and be signed by the record owner or owners. Telephone exchange requests may be made by calling the Fund at 800-622-1386 or 301- 657-1510 between 8:30 A.M. and 4:00 P.M.
Eastern time. Exchanges will be effected at respective net asset values of the shares involved as next determined after receipt of the exchange request. To implement an exchange, shareholders must provide the following information: account registration including address and number; taxpayer identification number; number, percentage or dollar value of shares to be redeemed; and name and account number of the Fund to which the investment is to be transferred. Exchanges may be made only if they are between identically registered accounts. Shareholders contemplating such an exchange should obtain and review the prospectuses of those funds. The exchange privilege is available only in states where the exchange may legally be made. Telephone exchange privileges may be terminated or modified by the Fund upon 60 days notice to all shareholders of the Fund.

TRANSACTION CHARGES

In addition to charges described elsewhere in this Prospectus, the Fund may impose a charge of $5 per month for any account whose average daily balance is below $500. The fee will continue to be imposed during months when the account balance remains below $500. This fee will be paid to Rushmore Trust and Savings, FSB. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Act. Because of the administrative expense of handling small accounts, the Fund reserves the right to involuntarily redeem an investor's account which falls below $500 due to redemptions or exchanges after providing 60 days written notice. The Fund may also assess a charge of $10 for items returned for insufficient or uncollectible funds.


TAX-SHELTERED RETIREMENT PLANS

The following tax-sheltered retirement plans will be available to investors:

  Individual Retirement Accounts (IRAs)
  Defined Contribution Plans (Profit-Sharing Plans)
  Defined Contribution Plans (Money Purchase Plans)
  Section 401(k) Plans
  Section 403(b) Plans

Additional information regarding these retirement plans may be obtained by contacting the Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends of the Fund will be declared on the next to last business day of each calendar quarter (the declaration and record date). Investors will receive dividends and distributions in additional shares at the net asset value at the end of the last business day of the quarter (the ex-dividend date) unless they elect in writing to receive cash. Dividends and distributions paid in cash to those investors so electing will be mailed on the second business day of the following month. Dividends and distributions will be paid in cash or reinvested at the net asset value per share calculated on the ex-dividend date. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. Long-term capital gains, if any, will be distributed on an annual basis while short-term capital gains, if any, will be distributed quarterly. Statements of account showing dividends and distributions paid will be sent at least quarterly. To change the method of receiving dividends, investors should notify the Fund in writing.

NET ASSET VALUE

The net asset value of the Fund's shares will be determined daily as of 4:00 P.M., Eastern time except on customary national business holidays which result in the closing of the New York Stock Exchange, and weekends. The net asset value per share is calculated by adding the total value of all securities held by the Fund plus cash and accrued interest minus liabilities, including accrued expenses, and then dividing this amount by the total number of shares outstanding at such time, rounded to the nearest cent. Listed securities will be valued at the last sales price on the New York Stock Exchange and other major exchanges. Over-the-counter securities shall be valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith. The Directors will periodically review these methods of valuation and recommend changes which may be necessary to assure that the Fund's investments are valued at fair value.

TAXES

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Because of this qualification under current regulations, the Fund will not be liable for Federal income taxes to the extent its earnings are distributed to shareholders.

Dividends derived from interest and dividends received by the Fund, together with distributions of any short-term or long-term capital gains, are taxable as ordinary income whether or not reinvested. Dividends paid by the Fund may be eligible for the dividends received deduction for corporations.

Distributions of net long-term gains, if any, realized by the Fund and designated as capital gains distributions will be made annually and will be taxed to shareholders as long-term capital gains regardless of the length of time the shares have been held. Currently, long-term capital gains are taxed at a maximum rate of 28%. Statements as to the Federal tax status of shareholders' dividends and distributions will be mailed annually. Shareholders should consult their tax advisers concerning the tax status of the Fund's dividends in their own states and localities.

Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 20% on dividends, capital gains distributions and redemptions.
Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

Ordinary dividends paid to corporate or individual residents of foreign countries are subject to a 30 percent withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will have to provide the Fund with any required documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

ORGANIZATION AND DESCRIPTION OF COMMON STOCK

The Fund is an open-end, diversified investment company, incorporated in Maryland on November 21, 1988 and has a present authorized capital of 1,000,000,000 shares of $.001 par value common stock.

All shares of the Fund are freely transferable. The shares do not have preemptive rights, and none of the shares has any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. Because the shares have non-cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any directors. Shareholder inquiries can be made by telephone (800-343-3355) or by mail (4922 Fairmont Avenue, Bethesda, MD 20814).

Under Maryland Corporate law, a registered investment company is not required to hold an annual shareholders' meeting if the Investment Company Act of 1940 does not require a meeting. The Act does require a meeting if the following actions are necessary: ratification of the selection of independent public accountants, approval of the investment advisory agreement, election of the board of directors, or approval of the appointment of directors to board vacancies when such vacancies cause less than two-thirds of the board to have been elected. Under the Investment Company Act of 1940, shareholders have the right to remove directors and, if holders of 10% of the outstanding shares request in writing, a shareholders' meeting must be called.


Officers and directors of the Fund, as a group, own less than 1% of the shares outstanding.

MANAGEMENT OF THE FUND

Officer and Directors
The Fund has a Board of Directors which is responsible for the general supervision of the Fund's business. The day-to-day operations of the Fund are the responsibility of the Fund's officers.

Investment Adviser, Administrator, and Servicing Agent

The Fund is provided investment advisory and management services by Money Management Associates (the "Adviser"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418. The Adviser is a limited partnership formed under the laws of the District of Columbia on August 15, 1974. Daniel L. O'Connor is the sole general partner of the Adviser, and as such, exercises control of the Adviser. Its primary business has been to serve as the Adviser to four registered investment companies, including Fund for Government Investors, The Rushmore Fund, Inc., Fund for Tax Free Investors, Inc. and American Gas Index Fund, Inc. Net assets under management currently approximate $900 million.


Under an Investment Advisory Agreement between the Fund and the Adviser, the Fund pays the Adviser a fee at an annual rate based on 0.40% of the average daily net assets of the Fund. Subject to the control of the officers and Directors of the Fund, the Adviser administers the affairs of the Fund and is responsible for purchasing and selling securities of the Index and making short-term cash investments.

The Fund's administrator is A.G.A., 1515 Wilson Boulevard, Arlington, Virginia 22209, a national trade association for the natural gas industry established in 1918. As administrator of the Fund, A.G.A. calculates and maintains the Index and provides
the Fund with information about the natural gas industry.   The
Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund to A.G.A. under an agreement for its services.

Rushmore Trust and Savings, FSB ( "RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, provides the Fund with transfer agency, dividend-disbursing, and other shareholder services. RTS receives an annual fee of 0.35% of the average daily net assets of the Fund as compensation for providing these services to the Fund.

Under the foregoing Agreements, ultimately the Adviser or RTS is responsible for paying the expenses of the Fund other than taxes and extraordinary expenses.

                           ATTACHMENT
              American Gas Association Stock Index
                      as of March 31, 1997

Common Stocks                           Value Weighting (%)
AGL Resources, Inc.                               1.49
Atmos Energy Corporation                          0.58
Baltimore Gas and Electric Company                0.61
Bay State Gas Company                             0.50
Brooklyn Union                                    1.58
Central Hudson Gas & Electric Corporation         0.10
Chesapeake Utilities Corporation                  0.08
Cinergy Corporation                               0.67
Citizens Utilities Company, Series B              0.41
CMS Energy Corporation                            1.29
Colonial Gas Company                              0.24
Commonwealth Energy System                        0.17
Connecticut Energy Corporation                    0.29
Consolidated Edison Co. of NY, Inc.               1.16
Consolidated Natural Gas Company                  5.00
Corning Natural Gas Corporation                   0.01
CTG Resources, Inc.                               0.30
Delmarva Power & Light Co.                        0.12
Delta Natural Gas Company, Inc.                   0.06
DPL Inc.                                          0.26
Eastern Enterprises                               0.55
El Paso Energy Corporation                        4.50
Energen Corporation                               0.35
EnergyNorth, Inc.                                 0.09
Energy West, Incorporated                         0.02
Enova Corporation                                 0.49
Enron Corporation                                 5.00
ENSERCH Corporation                               1.05
Entergy Corp.                                     0.06
Equitable Resources, Inc.                         1.11
Essex County Gas Company                          0.06
Fall River Gas Company                            0.04
Illinova Corporation                              0.22
Indiana Energy, Inc.                              0.79
KN Energy, Inc.                                   1.67
Laclede Gas Company                               0.51
LG&E Energy Corp.                                 0.29
Long Island Lighting Company                      0.38
MCN Energy Group Inc.                             2.12
MDU Resources Group, Inc.                         0.38
MidAmerican Energy Holdings Company               0.38
Minnesota Power & Light Co.                       0.01
Mobile Gas Service Corporation                    0.13
National Fuel Gas Company                         1.90
National Gas & Oil Corporation                    0.06
New Jersey Resources Corporation                  0.63
New York State Electric & Gas Corporation         0.22
NGC Corporation                                   2.53
NICOR, Inc.                                       2.12
NIPSCO Industries, Inc.                           0.88
NorAm Energy Corporation                          2.90
North Carolina Natural Gas Corporation            0.30
Northern States Power Company                     0.53
Northwest Natural Gas Company                     0.75
Northwestern Public Service Company               0.06
NUI Corporation                                   0.32
Occidental Petroleum Corp.                        4.89
ONEOK Inc.                                        0.94
Orange and Rockland Utilities, Inc.               0.13
Pacific Enterprises                               3.64
PG&E Corporation                                  3.36
PanEnergy Corporation                             5.00
PECO Energy Company                               0.46
Pennsylvania Enterprises, Inc.                    0.61
Peoples Energy Corporation                        1.67
Piedmont Natural Gas Company, Inc.                0.98
Providence Energy Corporation                     0.15
Public Service Company of Colorado                0.85
Public Service Company of New Mexico              0.21
Public Service Co. of North Carolina, Inc.        0.49
Public Service Enterprise Group Inc.              1.16
Puget Sound Energy                                0.61
Questar Corporation                               1.31
Roanoke Gas Company                               0.04
Rochester Gas and Electric Corporation            0.19
SCANA Corporation                                 0.40
Sierra Pacific Resources                          0.08
SIGCORP, Inc.                                     0.10
Sonat Inc.                                        3.60
South Jersey Industries, Inc.                     0.31
SEMCO Energy, Inc.                                0.31
Southern Union Company                            0.51
Southwest Gas Corporation                         0.66
Southwestern Energy Company                       0.16
TPC Corp.                                         0.33
The Berkshire Gas Company                         0.05
The Coastal Corporation                           4.07
The Columbia Gas System, Inc.                     4.16
The Montana Power Company                         0.28
UGI Corporation                                   0.30
United Cities Gas Company                         0.37
UtiliCorp United Inc.                             0.60
Valley Resources, Inc.                            0.07
Virginia Gas Company                              0.03
Washington Gas Light Company                      1.41
Western Resources, Inc.                           0.40
WICOR, Inc.                                       0.78
The Williams Companies, Inc.                      5.00
Wisconsin Energy Corporation                      0.38
WPL Holdings, Inc.                                0.16
WPS Resources Corporation                         0.17
Yankee Energy System, Inc.                        0.31

CONTENTS                                                [LOGO]

Fee Table                                     2         AMERICAN GAS INDEX FUND

Financial Highlights                          3         Prospectus

Management's Discussion                                 August 1, 1997
  of Fund Performance                         5

Performance Data                              5

Investment Policies                           5

How to Invest in the Fund                     8

How to Redeem an Investment
  (Withdrawals)                               9

Exchanges                                    10

Transaction Charges                          10

Tax-Sheltered Retirement Plans               10

Dividends and Distributions                  11

Net Asset Value                              11

Taxes                                        11

Organization and Description
  of Common Stock                            12

Management of the Fund                       12

Attachment                                   14

                             PART B

               Statement of Additional Information

                  AMERICAN GAS INDEX FUND, INC.

            4922 Fairmont Avenue, Bethesda, MD  20814
                         (800) 343-3355
                         (301) 657-1500




               STATEMENT OF ADDITIONAL INFORMATION



The American Gas Index Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund is designed as a common stock index fund. The Fund's investment objective is to provide investment results that correlate to those of an index comprising the common stocks of natural gas distribution and transmission company members of the American Gas Association ("A.G.A."). The Fund is a no-load fund and does not impose any fees when you buy or sell shares, nor does the Fund pay any amounts to promote or distribute its shares (that is, it has no so-called "12b-1 fees").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated August 1, 1997. A copy of the Prospectus may be obtained without charge by writing or telephoning the Fund at the above address or telephone number.

The date of this Statement of Additional Information is August 1, 1997.

              STATEMENT OF ADDITIONAL INFORMATION

                       Table of Contents


                                Cross Reference to Related Item in Prospectus

                                           Page in
                                          Statement
                                             of
                                         Additional       Page in
                                         Information    Prospectus

 Investment Objectives and Policies           3              5

 Redemptions                                  4              8

 Tax-Deferred Retirement Plans                4             10

 Management of the Fund                       4             12

 Principal Holders of Securities              5              -

 Investment Advisory and Other Services       5             12

 Net Asset Value                              6             11

 Taxes                                        6             11

 Auditors and Custodian                       6             13

INVESTMENT OBJECTIVES AND POLICIES

General

The Fund is designed as a common stock index fund. The Fund's investment objective is to provide investment results that correlate to the performance of an index comprising the common stocks of natural gas distribution and transmission company members of the American Gas Association ("A.G.A."). Reference is made to "Investment Policies" in the Prospectus for a discussion of the investment objective policies of the Fund.


Index Methodology

The American Gas Association Stock Index (the "Index") is comprised of approximately 102 of the publicly traded companies that are members of A.G.A. and headquartered in the United States. These companies are engaged in the distribution and transmission of natural gas. A.G.A. computes this Index by multiplying the number of outstanding shares of common stock of each company by the closing market price per share at the end of each month. This product then is multiplied by the percentage of each company's assets devoted to natural gas distribution and transmission. This is done to recognize the natural gas component of the company's asset base and this determination is done at least annually. The result is each company's "gas market capitalization value". The sum of all the companies' "gas market capitalization values" is totaled. This summation results in a base number called the "industry's gas market capitalization value". Each company's stock percentage within the Index is determined by dividing the company's "gas market capitalization value" by the "industry's gas market capitalization value". The "gas market capitalization value" for each company will be recalculated at least quarterly. In computing the Index, A.G.A. will limit an individual stock to no more than five percent of the Index. Therefore in calculating the Index, A.G.A. will reapportion any representation in the Index exceeding five percent. Money Management Associates (the "Adviser") seeks to purchase sufficient shares of each company's stock such that its proportion of the Fund's assets will substantially equal that stock's proportion of the Index. The Adviser will monitor the Fund's securities holdings so that those holdings reflect the composition of the Index. As market conditions dictate and as significant shareholder purchases and redemptions occur, the Adviser will buy or sell stocks to maintain holdings of each stock to reflect proper weightings within the Index.


The Adviser will maintain cash reserves in the form of short-term investments such as repurchase agreements. Reference is made to the discussion under the caption "Investment Policies-Specialized Investment Practices and Risks" in the Prospectus for information with respect to the risks inherent in repurchase agreements. To the extent the Adviser maintains such cash reserves, a deviation between the Fund's investment performance, usually expressed as "rate of return" and that of the Index will occur. Generally the adviser will maintain a cash liquidity reserve not exceeding 5% of the Fund's total assets.

Industry Concentration

The Adviser does not select stocks for investment based on a judgment of their individual future returns, but rather invests proportionally in all of the issues included in the Index. By employing a statistical approach which concentrates all investment in a single industry, the Fund is subject to those risks associated with the natural gas transportation and distribution industry. Among the primary risks is the competitive risk associated with prices of alternative fuels.
For example, major gas customers such as industrial users often have the ability to switch between the use of coal, oil or gas. During periods when competing fuels are less expensive, revenues to gas utility companies may decline with a corresponding impact on earnings. The gas industry also is sensitive to increased interest rates because of the capital intensive nature of the
industry.   Such concentration of investment in a single industry
represents a fundamental investment policy which may not be changed without shareholder approval.

Portfolio Turnover

Brokerage commissions will normally be paid on the Fund's common stock. The Adviser intends to place orders for transactions for the Fund with a number of brokers and dealers. It is the policy of the Fund to obtain the best price and execution for all of its security transactions. For the years ended March 31, 1997, 1996 and 1995, the Fund paid $70,000, $92,000, and $95,000, respectively, in brokerage commissions.


Investment Restrictions

The Fund has adopted the investment restrictions listed below. These restrictions may not be changed without prior approval of a majority of holders of the Fund's outstanding voting shares. As defined in the Investment Company Act of 1940, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.   issue senior securities.
2.   make short sales of securities or purchase securities on margin.
3. borrow money except as a temporary measure to facilitate redemptions. Such borrowing may not exceed 30% of the Fund's total assets, taken at current value, before such borrowing. The Fund may not purchase securities if a borrowing by the Fund is outstanding.
4. underwrite securities of any other issuer, nor purchase or sell restricted securities.
5.   Purchase or sell real estate or real estate mortgage loans.
6.   buy or sell commodities or futures contracts.
7.   invest in oil, gas or other mineral leases.
8. make loans except through repurchase agreements provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security, and marked to market daily.
9. purchase securities of any issuer if, as a result of such a purchase, such securities would account for more than 5% of the Fund's assets.

The following restrictions are not fundamental and may be changed by the Board of Directors:

The Fund may not:

1.   invest in warrants;
2.   invest more than 15% of the Fund's net assets in illiquid securities.

REDEMPTIONS

The right of redemption may be suspended, or the date of payment postponed, (a) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings); or (b) when trading on the Exchange is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the Securities and Exchange Commission, by order, may permit for protection of the Fund's investors.

TAX-DEFERRED RETIREMENT PLANS

Three tax-deferred retirement plans are available to investors. Forms for establishing retirement plan accounts are available by writing or calling the Fund at 800-343-3355 or 301-657-1500. An annual maintenance fee and an account liquidation fee are charged on all such accounts.

Individual Retirement Accounts (IRAs)

Regular, "rollover" and Simplified Employee Pension ("SEP") IRA accounts are available. Regular IRA contributions may be wholly or partially deductible for Federal income tax purposes depending on the investor's adjusted gross income and whether the investor is a participant in a employer sponsored retirement plan.

Pension/Profit Sharing Plans

The Fund offers defined contribution plans suitable for self-employed individuals or businesses. A separate account may be established for each employee. Statutory vesting options are contained in these plans.

Section 401 (k) Plans

A Section 401 (k) plan is available for businesses. Such plans provide for both employee and employer contributions and are adopted in conjunction with a Fund profit-sharing plan. However, the Fund does not act as administrator for Section 401 (k) plans. Administration of a Section 401 (k) plan would be the responsibility of the sponsoring organization.

Section 403 (b)(7) - Custodial Accounts

A 403 (b)(7) custodial account is a tax-deferred retirement plan for certain non-profit organizations under Section 501 (c) of the Internal Revenue Code.

MANAGEMENT OF THE FUND

The names and addresses of the directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested directors will be paid by the Fund. For the year ended March 31, 1997, the Fund paid $7,000 in Directors' fees.

Michael Baly, III, 48 - Director. Chief Executive Officer of the
American Gas Association (A.G.A.), a natural gas trade association from January 1995 to April 1997. A.G.A. President,
October 1990 to April 1997.  Address:  1561 35th Street, N.W.,
Washington, D.C.  20007.

*Phillip Borish, 69 - Director.  Employee of Rushmore Services,
Inc., a subsidiary of the Adviser, since 1995.  Address:  4922
Fairmont Avenue, Bethesda, MD  20814.

Bette Clemens, 73 - Director.  President of Consumer Affairs
Associates since 1978, a management consulting firm providing advice on consumer trends. Address: 315 Market St., New
Cumberland, PA  17070.

Louis T. Donatelli, 60 - Director.  President of Donatelli and
Klein, Inc., engaged in the acquisition of real estate, primarily office buildings and multi-family housing projects since 1993.
Address:  7200 Wisconsin Avenue, Bethesda, MD  20814.

*Richard J. Garvey, 64 - Chairman of the Board, Director of the Fund, President and Treasurer of the Fund since 1989. Vice President of Rushmore Services, Inc., a subsidiary of the Adviser, since 1995. Limited Partner of the Adviser since 1975.
Address:  4922 Fairmont Avenue, Bethesda, Maryland  20814.

George H. Lawrence, 71 - Director.  Of Counsel Akin, Gump,
Strauss, Hauer & Feld since 1991.  Retired President of American
Gas Association.  Address:  8707 Eaglebrook Court, Alexandria, VA
22308.

Carl Levin, 84 - Director.  Public Affairs Consultant since 1986.
Executive Director for the U.S. Council for Coconut Research until 1992. Address: 5450 Whitley Park Terrace, #809, Bethesda,
MD  20814.

Patrick F. Noonan, 54 - Director. Chairman of the Conservation Fund since 1985. Chairman, Executive Committee, American Farmland Trust and Trustee, American Conservation Association since 1985. President of Conservation Resources, Inc., since 1981. Address:
1101 Glen Mill Drive, Potomac, MD  20854.

*Daniel L. O'Connor, 55 - Director. General Partner of the adviser since 1974. President of Rushmore Trust and Savings, FSB since 1989. Address: 1001 Grand Isle Way, Palm Beach Gardens, FL
33418.

Eugene A. Tracy, 69 - Director. Retired since 1992. Chairman of the Executive Committee, Peoples Energy Corporation until 1992.
Address:  1424 Sequoia Trail, Glenview, IL  60325.

*David J. Muchow, 52 - Vice President and Secretary since 1989.
General Counsel and Corporate Secretary of American Gas
Association since 1978.  Address:  1515 Wilson Blvd., Arlington,
VA  22209.

*Timothy N. Coakley, CPA, 29 - Vice President and Controller since 1994. Chief Financial Officer, Rushmore Trust and Savings, FSB since 1995. Formerly Audit Manager, Deloitte & Touche LLP until 1994. Address: 4922 Fairmont Avenue, Bethesda, MD 20814.

*Stephenie E. Adams, 28 - Assistant Secretary. Manager, Fund Administration and Marketing, Rushmore Services, Inc., from July 1994 to present. Regional Sales Coordinator, Media General Cable, from June 1993 to June 1994. Graduate Student, Northwestern University, M.S., from September 1991 to December 1992. Address: 4922 Fairmont Avenue, Bethesda, Maryland 20814.

*Indicates interested person as defined in the Investment Company
Act of 1940.

Certain Directors and Officers of the Fund are also directors and officers of Fund for Government Investors, Fund for Tax-Free
Investors, Inc. and The Rushmore Fund, Inc., other investment companies managed by the Adviser.

PRINCIPAL HOLDERS OF SECURITIES

On July 1, 1997, there were 13,308,884.504 shares outstanding. Charles Schwab & Co., Inc. San Francisco, California, held, for the benefit of others, 13.54% of the Fund's shares as of July 1, 1997. No other person owned more than 5% of the outstanding shares of the Fund. Officers and directors of the Fund, as a group, own less than 1% of the shares outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

Reference is made to "Management of the Fund" in the Prospectus for certain information concerning the management of and advisory arrangement of the Fund. The Adviser, Money Management Associates, which has its office at 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, provides the Fund with investment advisory services. Subject to the general supervision of the Fund's Board of Directors and in conformance with the stated policies of the Fund, the Adviser renders investment management services to the Fund. In this regard, it is the responsibility of the Adviser to place the purchase and sale orders for the portfolio transactions of the Fund. The Adviser is a limited partnership formed under the laws of the District of Columbia on August 15, 1974. Its primary business has been to serve as the investment adviser to Fund for Government Investors, Fund for Tax-Free Investors, Inc., and The Rushmore Fund, Inc. with assets of $563.1 million, $98.1 million and $17.8 million, respectively, on July 1, 1997. Daniel L. O'Connor is the sole general partner of the Adviser, and, as such, exercises control thereof.

Under an Investment Advisory Agreement with the Adviser, dated February 13, 1989 and last renewed by the Board of Directors on April 24, 1997, the Adviser executes all securities transactions of the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. Pursuant to the Agreement, the Fund pays the Adviser a fee at an annual rate based on 0.40% of the average daily net assets of the Fund. The Adviser may, from its own resources, including profits from advisory fees received from the Fund, (provided such fees are legitimate and not excessive), make payments to broker-dealers for their expenses in connection with the distribution of Fund shares. Although such payments may be based upon the number of shares distributed, it is the understanding of the Adviser that such payments will be for reimbursement and will not exceed the expenses of the recipients in arranging for and administering distribution of Fund shares.

For the years ended March 31, 1997, 1996, and 1995 the Adviser earned fees of $863,761, $783,272, and $775,316, respectively.

Under an Administrative Services Agreement dated November 1, 1993 and last renewed by the Board of Directors on April 24, 1997, Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland, a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and other shareholder services to the Fund. Under the agreement, the services of RTS are provided to the Fund on a fee basis and are paid by the Fund. The fees are calculated at the annual rate of 0.35% of the average daily net assets of the Fund. The amount paid to RTS for these services for the year ended March 31, 1997 was $755,792.


Under the foregoing Agreements, ultimately the Adviser or RTS is responsible for paying the expenses of the Fund other than taxes and extraordinary expenses.

The non-interested directors of the Fund have reviewed the fee structure and determined that it is competitive and in the best interest of the shareholders of the Fund. The fees will be reviewed and approved annually by the non-interested directors. The Fund is subject to the self-custodian rules of the Securities and Exchange Commission. These rules require that the custodian be subject to three securities verification examinations each year conducted by the Fund's independent accountants. Two of the examinations must be performed on an unannounced surprise basis.


Under an Agreement dated April 27, 1989 and last approved by the Board of Directors on April 24, 1997, A.G.A. provides administrative services to the Fund. These administrative services include calculation and maintenance of the Index and the provision of statistical support and information related to the Index. It will not furnish securities advice to the Fund or the Adviser or make recommendations to them regarding the purchase or sale of securities by the Fund. Under the terms of the agreement, A.G.A. shall provide the Adviser with current information regarding the common stock composition of the Index no less than quarterly but may supply such information more frequently. In addition, A.G.A. shall provide the Fund with information on the natural gas industry. The Fund pays A.G.A. in its capacity as administrator a fee at an annual rate of 0.10% of the average daily net assets of the Fund. For the year ended March 31, 1997, the administration fee was $215,941.


NET ASSET VALUE

The net asset value of the Fund's shares will be determined daily as of 4:00 P.M., Eastern Time, except on customary national business holidays which result in the closing of the New York Stock Exchange and on weekends. The net asset value per share of the Fund is calculated by dividing the Fund's net worth by the number of outstanding shares. Listed securities will be valued at their last sales price on the New York Stock Exchange and other major exchanges. Over-the-counter securities shall be valued at their last sales price. If market quotations are not readily available, the Board of Directors will value the portfolio's securities in good faith. The directors will periodically review these methods of valuation and recommend changes which may be necessary to assure that the portfolio's instruments are valued at fair value.

TAXES

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify, at least 90% of the Fund's gross income must be derived from dividends, interest, and gains from the sale of securities. No more than 30% of the Fund's gross income may be derived from gains on the sale of securities held less than three months. As a regulated investment company, the Fund will not be subject to Federal income taxes on the net investment income and capital gains that it distributes to its shareholders. The distribution of net investment income and capital gains will be taxable to shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, independent certified public accountants, are the auditors of the Fund and are responsible for auditing the annual financial statements of the fund. RTS acts as the custodian bank for the Fund and is responsible for safeguarding and controlling the Fund's cash and securities, handling the securities and collecting interest on the Fund's investments.

                  American Gas Index Fund, Inc.
               March 31, 1997 Financial Statements

                      ANNUAL REPORT, March 31, 1997



                      AMERICAN GAS INDEX FUND, INC.

           4922 Fairmont Avenue, Bethesda, Maryland 20814
                    (800) 622-1386    (301) 657-1510


[DELETED LOGO]  RUSHMORE



Dear Shareholders:

The total return for the Fund's fiscal year ended March 31, 1997 was 15.60% consisting of a price return of 12.00% and income return of 3.60%. The first three quarters were positive. After reaching an all time high net asset value of $15.68 on January 17, 1997, the Fund's performance weakened in the fourth fiscal quarter. This dip in performance reflected general market conditions rather than any change in positive gas industry fundamentals. Sixty percent of the Fund's holdings increased in value during the fiscal year including 90% of the largest positions. There were no major changes in the Fund's holdings except for those necessitated by merger and acquisition activity.

The outlook for favorable publicity predicting increased natural gas consumption remains strong. Recent regulatory pronouncements on revisited clean air standards are a strong incentive for gas usage in electric power generation and industrial applications. In addition, the regulatory restructuring of electric power generation and transmission seems to indicate that as nuclear power plants are retired after their 40 year licenses expire, gas usage will get a further boost for purely economic advantages plus less political challenges. Gas supply and delivery are being enhanced by new pipeline capacity, robust exploration and production and expanded gas storage facilities. Merger and acquisition activity is continuing to strengthen the attractiveness of the Fund's portfolio. Investing in companies involved in natural gas transmission and distribution, through the American Gas Index Fund, is an ideal way to financially participate in this dynamic industry.


              Top Five Performers
 (Price Change: April 1, 1996 - March 31, 1997)

     Noram Energy Corp.             58.11%
     El Paso Energy Corp.           53.04%
     Sonat, Inc.                    51.39%
     TPC Corp.                      50.70%
     PanEnergy Corp.                38.55%


             Bottom Five Performers
 (Price Change: April 1, 1996 - March 31, 1997)

     PECO Energy Co.               -23.47%
     WPS Resources Corp.           -22.68%
     Illinova Corp.                -18.67%
     Wisconsin Energy Corp.        -13.66%
     Delmarva Power & Light Co.    -13.53%



              Total Return Comparison
         (April 1, 1996 - March 31, 1997)

               [Deleted bar graph]

     American Gas Index Fund        15.60%
     Dow Jones industrials          19.74%
     Dow Jones Utilities             8.34%
     S&P 500                        19.82%

     The average annual total return was 15.60% for the one-year period, 13.87% for the five-year period, and 9.79% for the period
     5/10/89 (inception) through March 31, 1997.
     Returns are historical and include changes in principal and reinvested dividends and capital gains. Your return and principal will vary and you may have a gain or loss when you sell shares.

According to the American Gas Association, the market value of pipeline companies represented 27% of the portfolio, diversified/integrated companies comprised 31%, combination companies made up 18% and natural gas utility companies were 24%.

                   American Gas Index Fund
               Three Largest Holdings By Sector

    Natural Gas Utilities (24%)           Pipeline (27%)
    Pacific Enterprises                   PanEnergy Corp.
    NICOR, Inc.                           Enron Corp.
    MCN Energy Group, Inc.                The Williams Companies, Inc.


                     [Deleted pie chart]


    Diversified/Integrated (31%)          Combination Natural Gas &
    Occidental Petroleum Corp.            Electric Utilities (18%)
    Consolidated Natural Gas Co.          PG&E Corp.
    The Columbia Gas System, Inc.         CMS Energy Corp.
                                          Consolidated Edison Co. of NY, Inc.

We look forward to future growth in the value of the Fund and your continued participation.

Sincerely,


/s/ Richard J. Garvey
    Richard J. Garvey
    Chairman
    American Gas Index Fund, Inc.

                                AMERICAN GAS INDEX FUND, INC.

                                     STATEMENT OF NET ASSETS

                                         March 31, 1997
                                                                   Market Value        Percent of
                                                 Shares             (Note 1)           Net Assets
COMMON STOCKS
PanEnergy Corp.                                  250,000          $ 10,781,250             5.06%
Occidental Petroleum Corp.                       425,000            10,465,625             4.91%
Enron Corp.                                      275,000            10,450,000             4.90%
The Williams Companies, Inc.                     230,000            10,235,000             4.80%
Consolidated Natural Gas Co.                     200,000            10,075,000             4.73%
El Paso Energy Co.                               175,000             9,909,375             4.65%
The Coastal Corp.                                175,000             8,400,000             3.94%
The Columbia Gas System, Inc.                    145,000             8,391,875             3.94%
Pacific Enterprises                              250,000             7,562,500             3.55%
Sonat, Inc.                                      135,000             7,357,500             3.45%
PG&E Corp.                                       300,000             7,050,000             3.31%
NorAm Energy Corp.                               475,000             6,946,875             3.26%
NGC Corp.                                        390,000             6,142,500             2.88%
NICOR, Inc.                                      145,000             4,640,000             2.18%
MCN Energy Group Inc.                            160,000             4,500,000             2.11%
National Fuel Gas Co.                             90,000             3,847,500             1.81%
Brooklyn Union                                   120,000             3,300,000             1.55%
KN Energy, Inc.                                   90,000             3,555,000             1.67%
Peoples Energy Corp.                             100,000             3,312,500             1.55%
AGL Resources, Inc.                              170,000             3,123,750             1.47%
Washington Gas Light Co.                         135,000             3,037,500             1.43%
Questar Corp.                                     80,000             2,870,000             1.35%
CMS Energy Corp.                                  75,000             2,465,625             1.16%
Consolidated Edison Co. of New York, Inc.         80,000             2,400,000             1.13%
Public Service Enterprise Group, Inc.             90,000             2,362,500             1.11%
Equitable Resources, Inc.                         70,000             2,143,750             1.01%
Piedmont Natural Gas Co., Inc.                    90,000             2,070,000             0.97%
ENSERCH Corp.                                    100,000             2,050,000             0.96%
NIPSCO Industries, Inc.                           50,000             1,962,500             0.93%
ONEOK Inc.                                        75,000             1,950,000             0.92%
Public Service Co. of Colorado                    45,000             1,743,750             0.82%
Indiana Energy, Inc.                              70,000             1,723,750             0.81%
WICOR, Inc.                                       50,000             1,700,000             0.80%
Northwest Natural Gas Co.                         65,000             1,592,500             0.75%
Cinergy Corp.                                     40,000             1,365,000             0.64%
Southwest Gas Corp.                               75,000             1,303,125             0.61%
Atmos Energy Corp.                                50,000             1,268,750             0.60%
New Jersey Resources Corp.                        45,000             1,282,500             0.60%
Puget Sound Energy Co.                            50,000             1,262,500             0.59%
Eastern Enterprises                               40,000             1,235,000             0.58%



                          AMERICAN GAS INDEX FUND, INC.

                       STATEMENT OF NET ASSETS - (continued)
                                                                  Market Value           Percent of
                                                 Shares             (Note 1)             Net Assets
COMMON STOCKS (Continued)
Southern Union Co.*                               50,000          $  1,143,750             0.54%
UtiliCorp United, Inc.                            45,000             1,147,500             0.54%
Baltimore Gas and Electric Co.                    42,500             1,136,875             0.53%
Enova Corp.                                       50,000             1,100,000             0.52%
Public Service Co. of North Carolina, Inc.        60,000             1,072,500             0.50%
Laclede Gas Co.                                   50,000             1,043,750             0.49%
Bay State Gas Co.                                 40,000             1,025,000             0.48%
PECO Energy Co.                                   50,000             1,018,750             0.48%
Citizens Utilities Co., Series B                  75,000               890,625             0.42%
MDU Resources Group, Inc.                         40,000               870,000             0.41%
Long Island Lighting Co.                          35,000               840,000             0.39%
Northern States Power Co.                         17,500               829,063             0.39%
Western Resources, Inc.                           27,500               825,000             0.39%
MidAmerican Energy Holdings Co.                   47,500               813,437             0.38%
United Cities Gas Co.                             35,000               805,000             0.38%
SCANA Corp.                                       30,000               761,250             0.36%
Energen Corp.                                     25,000               746,875             0.35%
TPC Corp.*                                        55,000               735,625             0.35%
Wisconsin Energy Corp.                            30,000               735,000             0.34%
Yankee Energy System, Inc.                        30,000               660,000             0.31%
North Carolina Natural Gas Corp.                  20,000               642,500             0.30%
Connecticut Energy Corp.                          27,500               615,312             0.29%
NUI Corp.                                         30,000               618,750             0.29%
CTG Resources, Inc.                               27,500               605,000             0.28%
L G & E Energy Corp.                              25,000               603,125             0.28%
The Montana Power Co.                             27,500               591,250             0.28%
South Jersey Industries, Inc.                     28,200               602,775             0.28%
UGI Corp.                                         25,000               593,750             0.28%
Colonial Gas Co.                                  27,500               570,625             0.27%
DPL, Inc.                                         22,500               542,813             0.25%
Illinova Corp.                                    22,500               514,688             0.24%
Public Service Co. of New Mexico                  27,500               474,375             0.22%
Commonwealth Energy System                        20,000               417,500             0.20%
New York State Electric and Gas Corp.             20,000               432,500             0.20%
Rochester Gas and Electric Corp.                  20,000               380,000             0.18%
Pennsylvania Enterprises, Inc.                     8,000               359,000             0.17%
Southwestern Energy Co.                           25,000               334,375             0.16%
WPL Holdings, Inc.                                12,500               343,750             0.16%
Providence Energy Corp.                           17,500               310,625             0.15%
WPS Resources Corp.                               12,500               325,000             0.15%
Mobile Gas Service Corp.                          11,000               305,250             0.14%
SEMCO Energy, Inc.                                16,500               305,250             0.14%


                          AMERICAN GAS INDEX FUND, INC.

                        STATEMENT OF NET ASSETS - (continued)

                                                                  Market Value           Percent of
                                                 Shares              (Note 1)            Net Assets
COMMON STOCKS (Continued)
Delmarva Power and Light Co.                     15,000           $    275,625             0.13%
Orange and Rockland Utilities, Inc.               7,500                265,312             0.12%
SIGCORP, Inc.                                    11,250                262,969             0.12%
Central Hudson Gas and Electric Corp.             7,000                230,125             0.11%
EnergyNorth, Inc.                                10,000                217,500             0.10%
Sierra Pacific Resources                          7,000                205,625             0.10%
Northwestern Public Service Co.                   5,000                190,000             0.09%
Chesapeake Utilities Corp.                       10,000                173,750             0.08%
Fall River Gas Co.                               11,000                176,000             0.08%
Essex County Gas Co.                              6,000                145,500             0.07%
Valley Resources, Inc.                           12,500                145,313             0.07%
Entergy Corp.                                     5,000                122,500             0.06%
National Gas and Oil Co.                         15,000                135,000             0.06%
Roanoke Gas Co.                                   7,500                127,500             0.06%
The Berkshire Gas Co.                             7,500                114,375             0.05%
Corning Natural Gas Corp.                         5,000                105,000             0.05%
Delta Natural Gas Co., Inc.                       6,500                115,375             0.05%
Energy West, Inc.                                 7,500                 64,687             0.03%
Minnesota Power and Light Co.                     1,000                 27,875             0.01%
Virginia Gas Co.                                  2,500                 24,375             0.01%
                                                                   ___________           _______
Total Common Stocks (Cost $145,478,073)                            209,647,619            98.40%
                                                                   -----------           -------

REPURCHASE AGREEMIENTS

With Paine Webber at 6.25%, dated 3/31/97,
  due 4/l/97, collaterized by
  U.S. Treasury Notes, due 12/31/97
  (Cost $5,094,849)                                                  5,094,849             2.39%
                                                                  ____________           _______
Total Investments (Cost $150,572,922)                              214,742,468           100.79%
Liabilities in Excess of Other Assets                               (1,684,492)           (0.79)%
                                                                  ____________           ________
Net Assets (Note 5)                                               $213,057,976           100.00%
                                                                  ============           ========
Net Asset Value Per Share (Based on
  14,352,645 Shares Outstanding)                                        $14.84
                                                                        ======

                             *Non-income producing.

                       See Notes to Financial Statements.

                         AMERICAN GAS INDEX FUND, INC.

                         STATEMENT OF OPERATIONS

                         For the Year Ended March 31, 1997

Investment Income (Note 1)
  Dividends                                                       $ 8,131,193
  Interest                                                            322,584
                                                                  -----------
    Total Investment Income                                         8,453,777
                                                                  -----------
Expenses
  Investment Advisory Fee (Note 2)                                    863,761
  Accounting and Administrative Service Fee (Note 2)                  755,792
  Administrative Fee (Note 2)                                         215,941
                                                                  -----------
    Total Expenses                                                  1,835,494
                                                                  -----------
Net Investment Income                                               6,618,283
                                                                  -----------
Net Realized Gain on Investments                                    8,513,880
Net Change in Unrealized Appreciation of Investments (Note 4)      15,598,586
                                                                  -----------
Net Gain on Investments                                            24,112,466
                                                                  -----------
Net Increase in Net Assets Resulting from Operations              $30,730,749
                                                                  ===========


                            See Notes to Financial Statements.


                           AMERICAN GAS INDEX FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                           For the Year Ended March 31,
                                                                         1997           1996
From Investment Activities
  Net Investment Income                                              $ 6,618,283     $ 7,270,542
  Net Realized Gain (Loss) on Investments                              8,513,880      (1,999,723)
  Net Change in Unrealized Appreciation of Investments                15,598,586      35,810,773
                                                                     -----------     -----------
    Net Increase in Net Assets Resulting from Operations              30,730,749      41,081,592
                                                                     -----------     -----------
Distributions to Shareholders
  From Net Investment Income (Note 1)                                 (6,785,371)     (7,193,118)
  From Net Realized Gain on Investments                                        -               -
                                                                     ------------     -----------
    Total Distributions to Shareholders                               (6,785,371)     (7,193,118)
                                                                     ------------     -----------
From Share Transactions
  Net Proceeds from Sales of Shares                                   45,036,144      44,037,602
  Reinvestment of Distributions                                        5,996,997       6,120,501
  Cost of Shares Redeemed                                            (65,920,201)    (68,590,822)
                                                                     ------------    ------------
    Net Decrease in Net Assets Resulting from Share Transactions     (14,887,060)    (18,432,719)
                                                                     ------------    ------------
    Total Increase in Net Assets                                       9,058,318      15,455,755

Net Assets - Beginning of Year                                       203,999,658     188,543,903
                                                                    ------------    ------------
Net Assets - End of Year                                            $213,057,976    $203,999,658
                                                                    ============    ============
Shares
  Sold                                                                 3,081,033       3,519,043
  Issued in Reinvestment of Distributions                                414,751         492,283
  Redeemed                                                            (4,534,204)     (5,561,511)
                                                                     -----------      -----------
    Net Decrease                                                      (1,038,420)     (1,550,185)
                                                                     ===========      ===========

                             See Notes to Financial Statements.

                          AMERICAN GAS INDEX FUND, INC.
                              FINANCIAL HIGHLIGHTS

                                                                         For the Year Ended March 31,
                                                           1997        1996         1995         1994         1993
Per Share Operating Performance:
  Net Asset Value - Beginning of Year                   $  13.25     $  11.13     $  11.08     $  12.17    $   9.45
  Income from Investment Operations:                    --------     --------     --------     --------    --------
    Net Investment Income                                  0.448        0.454        0.440        0.410       0.407
    Net Realized and Unrealized Gains (Losses) on
      Securities                                           1.605        2.125        0.050       (1.031)      2.853
                                                        --------     --------     --------     ---------   --------
      Total from Investment Operations                     2.053        2.579        0.490       (0.621)      3.260
  Distributions to Shareholders:                        --------     --------     --------     ---------   ---------
    From Net Investment Income                            (0.459)      (0.455)      (0.440)      (0.406)     (0.410)
    From Net Realized Capital Gains                            -            -            -       (0.063)     (0.130)
                                                        ---------     --------    ---------    ---------   ---------
      Total Distributions to Shareholders                 (0.459)      (0.455)      (0.440)      (0.469)     (0.540)
                                                        ---------    ---------    ---------    ---------   ---------
  Net Increase (Decrease) in Net Asset Value                1.59         2.12         0.05        (1.09)       2.72
                                                        --------     --------     --------     ---------   ---------
  Net Asset Value - End of Year                         $  14.84     $  13.25     $  11.13     $  11.08    $  12.17
                                                        ========     ========     ========     ========    =========
Total Investment Return                                    15.60%       23.46%        4.72%       (5.37)%     35.38%
Ratios to Average Net Assets:
  Expenses                                                  0.85%        0.85%        0.85%        0.84%       0.85%
  Net Investment Income                                     3.06%        3.71%        4.04%        3.33%       3.82%
Supplementary Data:
  Portfolio Turnover Rate                                    8.2%        10.0%         8.5%        11.4%       21.5%

  Net Assets at End of Year (000's omitted)             $213,058     $204,000     $188,544     $209,036    $215,557
  Number of Shares Outstanding at End of Year (000's
    omitted)                                              14,353       15,391       16,941       18,858      17,708
  Average Commission Rate Paid                          $ 0.0439A           -            -            -           -

  A    For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.  This amount may vary from period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.



                       See Notes to Financial Statements.

                          AMERICAN GAS INDEX FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES

American Gas Index Fund, Inc. ("Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment company. The Fund is authorized to issue 1,000,000,000 shares of $0.001 par value capital stock. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows.

  (a) Securities listed on stock exchanges are valued at the last sales price of the applicable exchange. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Directors will value the Fund's securities in good faith.

  (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

  (c) Net investment income is computed, and dividends are declared quarterly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Generally short-term capital gains are distributed quarterly and long-term capital gains, if any, are distributed annually.

  (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates, ("Adviser"). Under an agreement with the Adviser, the Fund pays a fee for such services at an annual rate of 0.40% of the average daily net assets of the Fund. Certain Officers and Directors of the Fund are affiliated with Money Management Associates.

Rushmore Trust and Savings, FSB ("Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend-disbursing and other shareholder services to the Fund. In addition, the Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services the Trust receives an annual fee of 0.35% of the average daily net assets of the Fund.

The American Gas Association, (A.G.A.), serves as administrator for the Fund. As administrator A.G.A. calculates and maintains the Index and Provides the Fund with information concerning the natural gas industry. For these services the Fund pays a fee at an annual rate of 0.10% of the average daily net assets of the Fund.

3. SECURITIES TRANSACTIONS

For the year ended March 31, 1997, purchases of securities were $17,177,954, and sales of securities were $32,763,920. These totals exclude short-term securities.

4. NET UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS

As of March 31, 1997, net unrealized appreciation of investments for Federal income tax purposes was $62,218,810 of which $63,693,208 related to appreciated investments and $1,474,398 related to depreciated investments. At March 31, 1997, the cost of the Fund's securities for Federal income tax purposes was $152,523,658.

5. NET ASSETS

At March 31, 1997 net assets consisted of the following:

   Paid-in-Capital                                        $154,136,673
   Net Unrealized Appreciation of Investments               64,169,546
   Accumulated Realized Loss on Investments                 (5,302,510)
   Undistributed Net Investment Income                          54,267
                                                          ------------
   NET ASSETS                                             $213,057,976
                                                          ============

6. CAPITAL LOSS CARRYOVERS

At March 31, 1997, for Federal income tax purposes, the Fund had capital loss carry-overs which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

   Expires March 31,
   2003                                                   $    931,472
   2004                                                      2,420,302
                                                          ------------
                                                          $  3,351,774
                                                          ============

                    INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
of American Gas Index Fund, Inc.

We have audited the statement of net assets of American Gas Index Fund, Inc. (the Fund) as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of American Gas Index Fund, Inc. at March 31,
1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Washington, D.C.
May 2, 1997

                   [DELETED LOGO]  RUSHMORE

                    AMERICAN GAS INDEX FUND

                         Annual Report

                         March 31, 1997

                             PART C

                             PART C

                        OTHER INFORMATION
                  American Gas Index Fund, Inc.



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

a. Financial statements: The following financial statements are incorporated by reference in Part B of this registration statement amendment.

      Statement of Net Assets as of March 31, 1997
      Statement of Operations for the year ended March 31, 1997
      Statements of Changes in Net Assets for the years ended March 31, 1997 and March 31, 1996
      Financial Highlights for the years ended March 31, 1997, 1996, 1995, 1994, 1993, 1992, and 1991


      No Statement of Sources of Net Assets will be included because the full amount of net assets on March 31, 1997 represents cash received from issuance of shares (less cost of shares redeemed). See Statements of Changes in Net Assets.

b. Exhibits:

     11   Consent of Deloitte & Touche LLP independent auditors for Registrant
     16   Calculation of Total Return
     27   Financial Data Schedule


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                                  Approximate Number of
                                                  Shareholders of Record
        Title of Class                              at July 1, 1997

        Common Stock, $.001 par value                   10,623


ITEM 27.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Money Management Associates ("MMA"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418, a limited partnership organized under the laws of the District of Columbia on August 15, 1974, has one general partner and four limited partners. Daniel L. O'Connor is the general partner and sole employee of MMA.
Limited partners John R. Crallle, Richard J. Garvey and Martin M. O'Connor, are full-time employees of Rushmore Services, Inc. ("RSI"), a subsidiary of MMA, at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Limited partner Rita A. Gardner is a retired employee of Rushmore Trust and Savings, FSB, the Fund's transfer agent and custodian.


MMA also serves as the investment adviser to Fund for Government
Investors, The Rushmore Fund, Inc., and Fund for Tax-Free
Investors, Inc., all regulated investment companies since their inception.

ITEM 29.  PRINCIPAL UNDERWRITERS

Not applicable

ITEM 30.  LOCATIONS OF ACCOUNTS AND RECORDS

The physical location for all accounts, books and records required to be maintained and preserved to Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland, 20814 for shareholder accounting records. Rushmore Trust and Savings Bank, FSB, 4922 Fairmont Avenue, Bethesda, Maryland maintains the records of Portfolio securities.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

None

                           SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Bethesda in the State of Maryland on the 24th day of July 1997.

                                American Gas Index Fund, Inc.


                                By:

                                /s/ Richard J. Garvey
                                Richard J. Garvey, Chairman


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name                            Title                         Date

/s/ Michael Baly, III           Director                 July 24, 1997
Michael Baly, III

/s/ Philip Borish               Director                 July 24, 1997
Philip Borish

/s/ Bette Clemons               Director                 July 24, 1997
Bette Clemens

/s/ Louis T. Donatelli          Director                 July 24, 1997
Louis T. Donatelli

/s/Richard J. Garvey            Chairman, Director       July 24, 1997
Richard J. Garvey               President and Treasurer

/s/ George H. Lawrence          Director                 July 24, 1997
George H. Lawrence

/s/ Carl Levin                  Director                 July 24, 1997
Carl Levin

/s/ Patrick F. Noonan           Director                 July 24, 1997
Patrick F. Noonan

/s/ Daniel L. O'Connor          Director                 July 24, 1997
Daniel L. O'Connor

/s/ Eugene A. Tracy             Director                 July 24, 1997
Eugene A. Tracy